___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2019

EQUUS TOTAL RETURN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

700 Louisiana Street, 48th Floor Houston, Texas	77020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 529-0900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 17, 2019 (“Annual Meeting”), the stockholders of the Company voted on three proposals which are described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 8, 2019: (i) to elect five director nominees, each for a term of one year (“Proposal 1”), (ii) to ratify the appointment of BDO USA, LLP as the Company’s independent auditor for the fiscal year ended December 31, 2019 (“Proposal 2”), and (iii) to approve on a non-binding advisory basis, the compensation paid to the Company’s named executive officers in 2018 (“Proposal 3”).

The number of shares present at the Annual Meeting in person or by proxy was 11,621,015, or 85.96% of shares outstanding.

A voting report was produced by a representative of Georgeson, LLC serving as Inspector of Elections for the Annual Meeting, certifying the following results:

Proposal 1 (election of directors):

Board of Directors Nominees	For	Withheld
Fraser Atkinson	8,779,368	480,951
Kenneth I. Denos	8,797,868	462,451
Henry W. Hankinson	8,797,592	462,727
John A. Hardy	8,777,432	482,887
Robert L. Knauss	8,777,282	483,037

There were no votes against or abstained with respect to any director nominee.

Proposal 2 (ratification of auditors):

For	Against	Abstained
11,180,781	360,754	79,480

Proposal 3 (non-binding approval of executive compensation in 2018):

For	Against	Abstained
8,699,984	460,856	99,479

Brokers did not have discretionary voting authority on Proposals 1 and 3.

Item 8.01	Other Events.

On May 22, 2019, the Company issued a press release announcing the results of the Annual Meeting described in Item 5.07 above. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1       Press release issued on May 22, 2019 by Equus Total Return, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: May 23, 2019	By: /s/ Kenneth I. Denos
Name: Kenneth I. Denos
Title: Secretary